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                                                              EXHIBIT 10.36



                                AMENDMENT NO. 5
                                       TO
                         THE DEALER SECURITY AGREEMENT

     THIS AMENDMENT NO. 5 to the DEALER SECURITY AGREEMENT (this "Amendment"), dated as of February 7, 1997, is by and between CITICORP DEL-LEASE INC., doing business as CITICORP DEALER FINANCE ("Lender"), and M&M PROPERTIES, INC. AND MCCURRY & FALCONITE EQUIPMENT CO., INC. (jointly and severally referred to herein as "Borrower").

                              W I T N E S S E T H:

     WHEREAS, Lender and each Borrower are parties to a Dealer Security Agreement each dated June 19, 1995 (each Dealer Security Agreement being referred to herein as the "Agreement"; capitalized terms not otherwise defined in this Amendment shall have the meanings attributed thereto in the Agreement); and

     WHEREAS, Lender and Borrower have agreed to amend the Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree to amend the Agreement as follows:

     1. The definition of the term "Borrowing Base" is amended by deleting the amount "$9,000,000" therefrom and substituting therefor the following:
          "$20,000,000 through June 30, 1997 and $15,000,000 thereafter".

     2. Section 2 (Financial Covenants) of Amendment No. 3 to the Agreement, dated as of September 9, 1996, is hereby deleted in its entirety.

     3. Section 4 (Covenants) of the Agreement is amended by deleting subsections t. and u. therefrom.

     4.   Section 7 (Default) of the Agreement is amended by deleting subsection
          j. therefrom and substituting therefor the following:

                         "j.   Falconite, Inc. shall fail to perform or observe
          any obligation, covenant or term to be performed or observed by it under any agreement between Lender and Falconite or a material adverse change in the Borrower's financial condition operations."

     5. The effectiveness of this Amendment, and as a common condition precedent to Lender making the Revolving Credit Loan to Borrower, is subject to the delivery of each of the following documents in form and substance satisfactory to Lender.

          a.   a duly executed Amended and Restated Revolving Credit Note:
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             b.  duly executed original counterparts of this Amendment;

             c. an agreement between Lender and Falconite, Inc. regarding financial covenants and reporting financial information;

             d. a duly executed Corporate Guaranty of Falconite, Inc. and each Borrower; and

             e. a duly executed Personal Guaranty of Michael Falconite and Ralph McCurry.


        6. The obligations of borrower under the Agreement as amended hereby shall be the joint and several obligations of each of them. The terms and conditions of this Amendment are hereby incorporated into the Agreement. This Amendment shall take precedence in the event any terms and conditions of the Agreement conflict herewith. Except as provided herein, all other terms and conditions of the Agreements shall remain in full force and effect and are hereby ratified and confirmed.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

                                       M&M PROPERTIES, INC.

                                       By: /s/ Ralph McCurry
                                           ---------------------

                                       Name: Ralph McCurry
                                             -------------------

                                       Title: President
                                             -------------------

                                       MCCURRY & FALCONITE EQUIPMENT
                                       CO. INC.

                                       By: /s/ Ralph McCurry
                                           ---------------------

                                       Name: Ralph McCurry
                                             -------------------

                                       Time: President
                                             -------------------

                                       CITICORP DEI-LEASE, INC., d/b/a
                                       CITICORP DEALER FINANCE

                                       By: /s/ Mark A. Malec
                                           ---------------------

                                       Name: Mark A. Malec
                                             -------------------

                                       Time: Vice President
                                             -------------------




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